EXHIBIT 99.1

CONSULTING SERVICES AGREEMENT

This Agreement (the “Agreement) is entered into this 1st day of February 2008

Between:

Sky Petroleum, Inc. a corporation having a business address at 401 Congress Avenue, Suite 1540, Austin, TX 78759, U.S.A.

(the "Company")

and

Energy Services Group Ltd. a company having a business address at Suite 6, Mill Mall, Wickhams Cay 1, PO Box 3085, Road Town, Tortola, British Virgin Islands (“ESG”)

(the "Consultant")

WHEREAS:

A.	the Company wishes to retain the Consultant to provide consulting in accordance with the terms of this Agreement; and
B.	the Consultant wishes to provide consulting services to the Company as set forth in Schedule A hereto.

THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE ONE - GENERAL

1.1	Consulting Services

Subject to the terms and conditions hereof, the Company hereby retains the Consultant to perform and the Consultant hereby agrees to render services to the Company as shall be agreed upon by the parties from time to time and as described in Schedule "A" attached hereto which Schedule "A" shall be appended to this Agreement and initialed by the parties (the "Services").

1.2	Term of Agreement

This Agreement shall commence as of February 1, 2008 (the “Effective Date”) and shall continue until the termination of this Agreement as set forth in Article Six hereof.

ARTICLE TWO - REMUNERATION OF CONSULTANT

2.1	Fee for Services

In consideration for performance of the Services, the Company shall pay the Consultant, the consideration set out in Schedule B attached hereto and such other consideration that may be agreed to between the parties hereto.

Consulting agreement Sky 2008 mdn edits 022708 final.htm

2.2	Expenses

The Company shall reimburse the Consultant for all reasonable expenses actually and properly incurred by the Consultant in the performance of the Services. All travel required outside the UAE shall be business class using the most cost effective fare available.

Reasonable business expenses, which are to be pre-approved by the Company, including but not limited to third party consultancy fees, software, subscriptions, travel expenses, business class air travel, teleconference fees, printing, wire services, cellular telephone (GSM) and printing will be reimbursed at the end of the month in which they occur subject to proper documentation.

All expenses are to be pre-approved by the Chief Executive Officer of the Company.

2.3	Additional Expenses

It is the intention of the Company to source all third party services directly, however if any third party services are provided or expenses incurred by the Consultant at the request of the Company, other than those in Article 2.2 above, they shall be charged at cost plus 15%.

All third party services, which are to be pre-approved by the Company, including but not limited to third party consultancy fees, software, subscriptions, travel expenses, business class air travel, teleconference fees, printing, wire services, cellular telephone (GSM) and printing will be reimbursed at the end of the month in which they occur subject to proper documentation.

All third party services are to be pre-approved by the Chief Executive Officer of the Company.

2.4	Invoices

Payment shall be made to the Consultant with respect to the Services and expenses referred to in Sections 2.1 and 2.2 within ten (10) days of receipt by the Company of invoices and vouchers, by wire transfer as follows:

Lloyds TSB Bank plc, Dubai - UAE

A/C No. 001-1-853967 CHIPS UID 166473

Swift Code – LOYDAEAD

For credit to ESG Dubai, A/C No. 359599

On any amounts correctly invoiced but unpaid the Consultant may charge interest at the rate of 1% per month.

ARTICLE THREE - COVENANTS OF CONSULTANT

3.1	Services

The Consultant represents that it has the requisite expertise and skill, to render the Services contemplated herein, and it shall render these Services in a timely, competent and efficient manner. The Company shall ensure that sufficient qualified staff and employees are available to the Consultant when needed in the completion of the Services.

3.2	Rules and Regulations

The Consultant shall comply with all the rules and regulations of the Company from time-to-time in force, which are brought to its notice or of which it could reasonably be expected to be aware.

3.3	Indemnity

The Consultant and the Company shall indemnify and hold harmless each other, each being hereinafter referred to individually as an "indemnified party", against all liabilities to third parties actually incurred or sustained by such indemnified party (including reasonable legal fees incurred in the defense thereof) resulting from:

(a)	the negligence of the employees, representatives, or agents of the Company or Consultant, as applicable;
(b)

the failure of any of the Company or the Consultant or any of their respective employees, representatives or agents, as applicable, to perform and comply with the obligations of the Company or the Consultant, as applicable under this Agreement; and

(c)	violation by the Consultant or the Company or any of its employees, representatives or agents of any applicable law, rule or regulation applicable to this Agreement.

Each party's obligation to indemnify the other shall survive the termination of this Agreement for any reason.

3.4	Non-disclosure

Except as may be required by applicable law, the Consultant shall not (either during the term of this Agreement or at any time thereafter) disclose any information relating to the private or confidential affairs of the Company or to the Services (either during the term of this Agreement or at any time thereafter) use for its own purpose or for any purpose other than those of the Company any such information it may acquire in performance of its obligations hereunder.

The foregoing restrictions on disclosure shall not apply to any information which:

(a)	is in the public domain when received;
(b)	at any time becomes known to the public through no fault of the Consultant;
(c)	is in the possession of or otherwise known to the Consultant at the time of disclosure; or
(d)	is obtained by the Consultant from an independent, third-party source which, to the knowledge of the Consultant, has no obligation of confidentiality to the Company.

This Section 3.4 shall survive the termination of this Agreement by either party for any reason.

3.5	Non-disclosure of this Agreement

The Consultant shall not disclose, or otherwise make public, the terms of this Agreement, except as may be necessary to secure enforcement of the terms of this Agreement or in response to a lawful subpoena. The Consultant shall not publish the subject matter of this relationship without first providing the Company with the opportunity to review and offer reasonable objection to the contemplated publication.

ARTICLE FOUR - NON-SOLICITATION

4.1	Non-Solicitation

During the term of this Agreement and for a period of twelve (12) months thereafter the Company and the Consultant mutually covenant and agree each with the other that they will not, directly or indirectly, make an offer of employment to, or otherwise solicit the services of or induce any employee, consultant or agent of the Company or the Consultant to leave the employment or engagement with the Company or the Consultant.

ARTICLE FIVE - INDEPENDENT CONTRACTOR

5.1	Consultant not an Employee

The Consultant is not an employee of the Company and shall not be entitled to receive from the Company any benefits whatsoever and the Company shall not be required to make contributions for employment insurance, Canada Pension, workers’ compensation and other similar levies in respect of the fee for services to be paid to the Consultant pursuant to Section 2.1.

5.2	Consultant shall not contract on behalf of Company

The Consultant shall not, without the prior written consent of the Company, enter into any contract of commitment in the name of or on behalf of the Company or bind the Company in any respect whatsoever.

ARTICLE SIX - TERMINATION

6.1	Termination by Company or Consultant for Cause

Either party may terminate this Agreement with immediate effect at any time in the event of the failure of the other to comply with any of the provisions hereunder provided that such other party has been notified in writing of such failure and such other party has failed to remedy its failure with ten (10) days of receiving such notice.

6.2	Termination by the Company or Consultant on Notice

The Company and the Consultant shall each be entitled to terminate this Agreement upon giving thirty (30) days written notice to the other. The effective date of termination shall be the 30th day following delivery of the notice in accordance with the terms hereof. Such termination notice shall state the reason why termination is given. Notwithstanding the foregoing, the Company may terminate this Agreement immediately upon paying to the Consultant a fee equal to one (1) month of fees.

6.3	Force Majeure
(a)

If either party is unable to perform any of its obligations under this Agreement because of any event (hereinafter referred to as a "Force Majeure Event") which is unavoidable and beyond the control of the non-performing party (including, but not limited to a judicial or governmental decree, regulation or other direction not the fault of the party who has been so affected, a labor stoppage, strike action or unrest, the initiation of any legal action, a communication line failure, a power failure and any natural disaster or Act of God), the party which becomes aware of the Force Majeure Event shall send the other party a notice of the event ("Notice of Force Majeure Event") and the parties respective obligations hereunder shall be suspended for the duration of the Force Majeure Event subject to paragraph (b) of this Section 6.3. The non-performing party shall take all steps required to resume performance as soon as possible and shall not be in breach of any obligation hereunder for failure to perform during such period of suspension of its performance.

(b)

If the non-performing party is unable to resume performance within thirty (30) days of the date of the Notice of Force Majeure Event, the performing party may terminate this Agreement by giving ten (10) days written notice of termination to the non-performing party subject to paragraph (c) of this Section 6.3.

(c)

Where a Force Majeure Event delays or otherwise affects the Consultant's performance of its obligations under this Agreement but does not affect the continuance of the study or loss of data as such, the Consultant shall have ninety (90) days from the Notice of Force Majeure Event within which to resume its performance. During any Force Majeure Event affecting Consultant’s performance hereunder, the Company shall not be obliged to effect any payment pursuant to Article 2 hereof in respect of such period.

ARTICLE SEVEN - INTERPRETATION AND ENFORCEMENT

7.1	Severability

Any invalidity, in whole or in part of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. Any invalid provision shall be deemed to be replaced by lawful provisions most nearly embodying the intention of the parties.

7.2	Waiver

A waiver, expressed or implied by either party of any default by the other in the observance or performance of any of the conditions, covenants or duties set forth herein shall not constitute or be construed as a waiver of any subsequent or any other default.

7.3	Assignment

Neither party shall assign or subcontract the whole or any part of this Agreement without the other party's written consent.

7.4	Notices

Any notice or other document to be given under this Agreement shall be in writing and shall be deemed to have been duly given if sent by first class post, registered airmail or facsimile or other electronic media (subsequently confirmed by letter according to these provisions) to the other party at the address set out above or to such other address as that party may designate by written notice to the other. Any such notice or other document shall be deemed to have been received by the addressee ten (10) working days following the date of dispatch if sent by post or if sent by facsimile the next business day after the date of transmission or delivery.

To the Consultant:

ESG Dubai

Al Moosa Tower 1, #704, PO Box 72784,

Sh. Zayad Road, Dubai, UAE

Facsimile No.: +971 4332-5394

To the Company:

Sky Petroleum, Inc.

401 Congress Avenue, Suite 1540

Austin, TX, 78759, U.S.A.

Facsimile No.: +512-687-3428

7.5	Independence

Each of the Company and the Consultant is an independent legal person acting on its own name and on its own responsibility. The Agreement does not constitute an agency agreement, a partnership or a joint venture or a power of attorney granted by one of the Parties to the other. Hence each the Company and the Consultant agrees not to offer any undertaking in the name of and on behalf of the other.

7.6	Headings

The headings contained herein are for convenience of reference only and shall not control the interpretation of any term or condition hereof.

7.7	Interpretation

As used in this Agreement, the words, "hereto", "herein", "hereunder", and "hereof" and words of similar input have reference to this Agreement as a whole and not to any particular section, subsection or paragraph.

7.8	Benefit of Agreement

Subject to the restrictions or transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective successors and assigns.

7.9	Entire Agreement

This Agreement and Schedules “A" and "B" attached hereto constitute the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect hereto. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express, implied or statutory between parties other than as expressly set forth in this Agreement.

7.10	Governing Law and Attornment

This Agreement shall be governed by and construed in accordance with the laws of England & Wales. Each party attorns to the jurisdiction of courts of competent jurisdiction in England & Wales.

IN WITNESS WHEREOF the parties have executed this Agreement by their duly authorized signatories as of the Effective Date.

Energy Services Group Ltd

Per: _________________________________

Title:  ________________________________

SCHEDULE "A"

SERVICES

The Consultant will provide the Company with technical or commercial advice and assistance at the request and direction of the Company provided the Consultant is not precluded from doing so by confidentiality constraints with third parties.

SCHEDULE "B"

FEES

The Company agrees to pay the Consultant $5,000 per month for two days of Services (including travel days), whether such days are utilized by the Company or not. For additional days the day rates, set out below shall apply. A day shall be considered to comprise 8 hours per man per day however the Consultant shall not be paid overtime in the event more than 8 hours are worked in any one day.

Reasonable business expenses and additional service days, which are to be pre-approved by the Company, including but not limited to third party consultancy fees, software, subscriptions, travel expenses, business class air travel, teleconference fees, printing, wire services, cellular telephone (GSM) and printing will be reimbursed at the end of the month in which they occur subject to proper documentation.

All expenses and additional service days are to be pre-approved by the Chief Executive Officer of the Company.

ESG Dubai fee structure	January-08

Position	US$/day
Senior Partner / Project Manager	3,000

Manager
Reservoir Manager	2,500
Petroleum Engineering Manager	2,500
Drilling Manager	2,500

Senior staff
Senior Geologist	2,200
Senior Geophysicist	2,200
Senior Reservoir Engineer	2,200
Senior Petroleum Engineer	2,200
Senior Sedimentologist	2,200
Senior Petrophysicist	2,200
Senior Field Geologist	2,200
Senior Engineering Project Manager	2,200
Drilling Superintendent	2,200
Marine Superintendent	2,000

Staff
Geologist	1,800
Geophysicist	1,800
Reservoir Engineer	1,800
Petroleum Engineer	1,800
Sedimentologist	1,800
Petrophysicist	1,800
Field Geologist	1,800
Production Engineer	1,800
Logistics & Procurement	1,800
Engineering Project Engineer	1,800
Contracts & Commercial	1,800
HSE supervisor	1,800

Notes:
1. All day rates are exclusive of travel, accommodation and living expenses away from home base.
2. Hire of specialized computer hardware and software for subsurface G&G reservoir, drilling and engineering studies are charged at US$500/day